                                                                   EXHIBIT 10.5

                            LESLIE'S POOLMART, INC.

                      1997 NONSTATUTORY STOCK OPTION PLAN


          1.   PURPOSE.
               -------

          The Plan is intended to provide an opportunity to key employees and directors of the Corporation and its Subsidiaries to acquire Common Stock of the Corporation pursuant to Nonstatutory Stock Options. No Incentive Stock Option shall be granted under the Plan.

          2.   DEFINITIONS.  Unless otherwise defined herein or the context
               -----------
otherwise requires, the capitalized terms used herein shall have the following meanings:

               (a) "Administrator" shall mean the Board or the Committee,
                    -------------
whichever shall be administering the Plan from time to time in the discretion of the Board, as described in Section 4 of the Plan.

               (b) "Board" shall mean the Board of Directors of the Corporation.
                    -----

               (c) "Class I Stockholder" shall have the meaning given to that
                    -------------------
term in the Stockholders Agreement.

               (d) "Class II Stockholder" shall have the meaning given to that
                    --------------------
term in the Stockholders Agreement.

               (e) "Code" shall mean the Internal Revenue Code of 1986, as
                    ----
amended.

               (f) "Commission" shall mean the Securities and  Exchange
                    ----------
Commission.

               (g) "Committee" shall mean the committee appointed by the Board
                    ---------
in accordance with Section 4 of the Plan.

               (h) "Common Stock" shall mean the $.001 par value Common Stock of
                    ------------
the Corporation and any class of shares into which such Common Stock hereafter may be converted or reclassified.

               (i) "Corporation" shall mean LESLIE'S POOLMART, INC., a Delaware
                    -----------
corporation.

               (j) "Employee" shall mean an individual who is employed (within
                    --------
the meaning of Section 3401 of the Code and the regulations thereunder) by the Corporation or a Subsidiary.

               (k) "Exchange Act"  shall mean the Securities Exchange Act of
                    ------------
1934, as amended.

               (l) "Exercise Price" shall mean the price per Share of Common
                    --------------
Stock at which an Option may be exercised, which price shall be $5.00 per Share of Common Stock, adjusted in accordance with Section 9 of the Plan (if applicable) .

               (m) "Fair Market Value" shall mean the value of one (1) Share of
                    -----------------
Common Stock, determined as follows:

                   (i) If the Shares are traded on an exchange or over-the-counter on the Nasdaq National Market (the "NNM") of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), (A) if listed on an exchange, the closing price as reported for composite transactions on the business day immediately prior to the date of valuation or, if no sale occurred on that date, then the mean between the closing bid and asked prices on such exchange on such date, and (B) if traded on the NNM, the last sale price on the business day immediately prior to the date of valuation or, if no sale occurred on such date, then the mean between the highest bid and lowest asked prices as of the close of business on the business day immediately prior to the date of valuation, as reported in the NASDAQ system;

                   (ii) If the Shares are not traded on an exchange or the NNM but are otherwise traded over-the-counter, the mean between the highest bid and lowest asked prices quoted in the NASDAQ system as of the close of business on the business day immediately prior to the date of valuation or, if on such day such security is not quoted in the NASDAQ system, the mean between the representative bid and asked prices on such date in the domestic over-the-counter market as reported by the National Quotation Bureau, Inc., or any similar successor organization; and

                   (iii) If neither clause (i) nor (ii) above applies, the fair market value as determined by the Administrator in good faith. Such determination shall be conclusive and binding on all persons.

               (n) "Incentive Stock Option" shall mean an option described in
                    ----------------------
Section 422 of the Code.

               (o) "Nonstatutory Stock Option" shall mean an option that is not
                    -------------------------
an Incentive Stock Option.

               (p) "Option" shall mean any Nonstatutory Stock Option granted
                    ------
pursuant to the Plan. An Option shall be granted on the date the Administrator takes the necessary action to approve the grant. However, if the minutes or appropriate resolutions of the Administrator provide that an Option is to be granted as of a date in the future, the date of grant shall be that future date. Each Option is fully vested when granted.

               (q) "Option Agreement" shall mean a written stock option
                    ----------------
agreement evidencing a particular Option.

               (r) "Optionee" shall mean a Participant who has received an
                    --------
Option.

               (s) "Participant" shall have the meaning assigned to it in
                    -----------
Section 5(a) hereof.

               (t) "Plan" shall mean this LESLIE'S POOLMART, INC. 1997
                    ----
Nonstatutory Stock Option Plan, as it may be amended from time to time.

               (u) "Purchase Price" shall mean the Exercise Price multiplied by
                    --------------
the number of Shares with respect to which an Option is exercised.

               (v) "Revolving Line of Credit" shall mean the Corporation's
                    ------------------------
revolving line of credit with Wells Fargo Bank (or Wells Fargo Bank and BT Commercial Corporation), or any revolving line of credit substituted therefor.

               (w) "Section 16 Participant" shall mean a Participant who is (or,
                    ----------------------
in the opinion of the Administrator, may be) generally subject to the Section 16 Requirements with respect to purchases and sales of Common Stock or other equity securities of the Corporation.

               (x) "Section 16 Requirements" shall mean the those obligations
                    -----------------------
and requirements imposed by Sections 16(a) and 16(b) of the Exchange Act and the rules of the Commission promulgated thereunder.

               (y) "Securities Act" shall mean the Securities Act of 1933, as
                    --------------
amended.

               (z) "Share" shall mean one share of Common Stock, adjusted in
                    -----
accordance with Section 9 of the Plan (if applicable).

               (aa) "Stockholders Agreement" shall mean that certain
                     ----------------------
Stockholders Agreement and Subscription Agreement dated [__________], 1997 among the Corporation, Green Equity Investors II, L.P., Richard H. Hillman, Michael J. Fourticq, Greg Fourticq, Brian P. McDermott and Manette J. McDermott, the trustees of the McDermott Family Trust, [Occidental Petroleum Corporation] and the other persons contemplated thereby.

               (ab) "Subsidiary" shall mean any subsidiary corporation as
                     ----------
defined in Section 424(f) of the Code.

          3.   EFFECTIVE DATE.
               --------------

          The Plan was adopted by the Board effective [_________], 1997.

          4.   ADMINISTRATION.
               --------------

          The Plan shall be administered, in the discretion of the Board from time to time, by the Board or by a Committee which shall be appointed by the Board. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. The Board shall appoint one of the members of the Committee as Chairman. The Administrator shall hold meetings at such times and places as it may determine. Acts of a majority of the Administrator at which a quorum is present, or acts reduced to or approved in writing by the unanimous consent of the members of the Administrator, shall be the valid acts of the Administrator.

          5.   PARTICIPATION.
               -------------

          The Optionees shall be such persons (collectively, "Participants"; individually, a "Participant") as the Administrator may select from among the following classes of persons:

              (i) Employees (who may be officers, whether or not they are directors); and

              (ii) Directors of the Corporation or of a Subsidiary.

          6.   STOCK.
               -----

          The stock subject to Options granted under the Plan shall be Shares of the Corporation's authorized but unissued or reacquired Common Stock. The aggregate number of Shares which may be issued upon exercise of Options under the Plan shall not exceed 83,599. The number of Shares subject to Options outstanding at any time shall not exceed the number of Shares remaining available for issuance under the Plan. The limitations established by this Section 6 shall be subject to adjustment in the manner provided in Section 9 hereof upon the occurrence of an event specified in that Section.

          7.   TERMS AND CONDITIONS OF OPTIONS.
               -------------------------------

               (a)  Stock Option Agreements.
                    -----------------------

               Each Option shall be evidenced by an Option Agreement substantially in the form attached hereto as Annex A. Such Option Agreements shall comply with and be subject to the terms and conditions set forth in this
Section 7.

               (b)  Nature of Option.
                    ----------------

               Each Option shall state that it is a Nonstatutory Stock Option.

               (c)  Optionee's Undertaking.
                    ----------------------

               Each Optionee shall agree to be bound by the terms of, and shall become subject to, the Stockholders Agreement.

               (d)  Number of Shares.
                    ----------------

               Each Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 9 hereof.

               (e)  Exercise Price.
                    --------------

               Each Option shall state the Exercise Price.

               (f) Medium and Time of Payment; Notice.
                   ----------------------------------

               The Purchase Price may be paid in full by any of the following means or any combination thereof, in the discretion of the Optionee:

          (i) in cash or by personal check in United States dollars in the amount being paid;

          (ii) if the Corporation has completed an underwritten public offering of the Shares registered under the Securities Act, by the surrender of Shares, in good form for transfer to the Corporation, registered in the name of the Optionee or the successor of the Optionee and having a Fair Market Value on the date of exercise equal to the amount being paid; and

          (iii) if permitted by the terms of the Corporation's agreements and securities, by payment of at least fifty percent (50%) of the Purchase Price of the Shares being purchased in cash or by personal check and/or Shares as in subsection (ii) above and payment of the balance of the amount being paid by delivery of a full-recourse promissory note executed by the Optionee or the successor of the Optionee, which promissory note shall (a) be payable semi-annually as to interest and shall bear interest at the greater of (x) the prime rate in effect on the date of exercise (as published in the Pacific Coast Edition of the Wall Street Journal) plus one
                                                   -------------------
     percent (1%) or (y) the interest rate on the Corporation's Revolving Line of Credit plus one percent (1%), (b) be payable as to principal in eight equal semi-annual installments commencing six months after exercise, and
     (c) be secured by a security interest in all of the Shares being purchased upon such Option exercise (which security interest shall be released ratably concurrently with amortization of principal) pursuant to which the Corporation may retain possession of certificates evidencing the Shares subject to such security interest.

          Each Optionee shall acknowledge that the Corporation may be required to withhold Federal and state income tax as a result of the exercise of an Option. Therefore, as a condition to the exercise of an Option, if requested by the Corporation, the Optionee shall make arrangements satisfactory to the Corporation to enable it to satisfy such withholding requirements. Payment of such withholding amount shall be made, at the discretion of the Optionee, (i) by cash or personal check, (ii) if the Corporation has completed an underwritten public offering of the Shares registered under the Securities Act, by delivery of Shares registered in the name of the Optionee or its successor, or by the Corporation not issuing such number of Shares subject to the Option, having a Fair Market Value at the time of exercise equal to the amount to be withheld or
(iii) any combination of (i) and (ii) above.

          The Optionee shall exercise an Option by completing and delivering to the Corporation, concurrently with the payment of the Purchase Price in the manner described above, an exercise notice in such form as the Administrator shall from time to time determine.

               (g)  Term of Options.
                    ---------------

               Each Option shall state that it is exercisable in whole at any time or in part from time to time. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

               (h)  Rights as a Stockholder.
                    -----------------------

               No Optionee shall have rights as a stockholder with respect to any Shares covered by an Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extra ordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued. Each Option Agreement shall state whether such Optionee is or will become a Class I Stockholder or a Class II Stockholder upon the exercise thereof. The Stockholders Agreement specifies certain respective rights of Class I Stockholders and Class II Stockholders.

               (i) Modification, Extension and Renewal of Options.
                   ----------------------------------------------

               Within the limitations of the Plan, the Administrator may modify an Option, extend or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

               (j)  Stockholders Agreement.
                    ----------------------

               Under certain circumstances, Options may be subject to a purchase option under the Stockholders Agreement.

          8.   TERM OF PLAN.
               ------------

          Options may be granted pursuant to the Plan until the tenth anniversary of the effective date referred to in Section 3.

          9.   EFFECT OF CERTAIN EVENTS.
               ------------------------

               (a)  Adjustments.
                    -----------

               If the outstanding shares of Common Stock are increased, decreased or exchanged for or converted into cash, property or a different number or kind of shares or securities, or if cash, property or shares or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, Common Stock dividend or other distribution, stock split, reverse stock split, spin-off or the like, or if substantially all of the property and assets of the Corporation are sold, then, the Administrator shall make appropriate and proportionate adjustments in (i) the number and type of shares or other securities or cash or other property that may be acquired pursuant to Options theretofore granted under this Plan and the exercise price of such Options, and (ii) the maximum number and type of shares or other securities that may be issued pursuant to Options thereafter granted under this Plan provided, however, that notwithstanding the foregoing, such aggregate number of Shares shall be subject to adjustment under this Section 9(a) only to the extent that such will not affect the status of any Options intended to qualify as "performance based compensation" under Section 162(m) of the Code.

               (b) Merger, Sale of Assets, Liquidation.
                   -----------------------------------

          If the Corporation shall merge with another corporation and the Corporation is the surviving corporation in such merger and under the terms of such merger the shares of Common Stock outstanding immediately prior to the merger remain outstanding and unchanged, each outstanding Option shall continue to apply to the Shares subject thereto and shall also pertain and apply to any additional securities and other property, if any, to which a holder of the number of Shares subject to the Option would have been entitled as a result of the merger. If the Corporation sells or disposes of all or substantially all of its assets or merges (other than a merger of the type described in the immediately preceding sentence) or consolidates with or into another corporation or entity, this Plan and each Option shall terminate upon the effectiveness of such transaction if, but only if, the Optionee will be entitled to receive and receives, in exchange for the Shares issued upon the exercise of such Option prior to such effectiveness, along with all other holders of Common Stock, (i) cash, (ii) fully marketable securities (subject only, in the case of an Optionee that is an affiliate of the Corporation, any restriction imposed by generally accepted accounting principles on the disposition of capital stock received in such transaction in order that such transaction may be accounted for as a pooling of interests), or (iii) any combination of cash and fully marketable securities, in each case for the same per share consideration and in the same ratio as all other holders of Common Stock.

          An Option exercised in contemplation of the consummation of the sale of all substantially all of the assets of the Corporation or a merger (other than a merger of the type described in the first sentence of the immediately preceding paragraph) or consolidation of the Corporation with another corporation, may be conditioned upon such sale, merger or consolidation becoming effective.

               (c)  Extraordinary Dividends.
                    -----------------------

               If the Corporation declares a dividend or makes any other distribution on its Common Stock, other than a regular periodic cash dividend payable out of retained earnings, whether such dividend or distribution is payable in cash or kind, it shall reserve and set aside out of such dividend or distribution a sufficient sum or amount to pay to each Optionee, upon the exercise of his or her Option, and upon such exercise such Optionee shall be entitled to receive in addition to the Shares and other securities to which such Optionee would be entitled upon such exercise, the same per share amount that such Optionee would have received had such Optionee exercised such Option in full prior to the record date for the payment of such dividend or distribution and been a record holder of all Shares so issuable on such record date and on the date such dividend or distribution was paid (together with any additional cash, securities or other property to which such holder would have been entitled if he or she continued to hold such dividend or distribution from the payment date until the actual exercise of such Option).

               (d)  Adjustment Determination.
                    ------------------------

               To the extent that the foregoing adjustments relate to securities of the Corporation, such adjustments shall be as determined reasonably and in good faith by the Administrator, whose determination shall be conclusive and binding on all persons.

               (e)  Limitation on Rights.
                    --------------------

               Except as expressly provided in this Section 9, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

          10.  SECURITIES LAW REQUIREMENTS.
               ---------------------------

               (a)  Legality of Issuance.
                    --------------------

               No Shares shall be issued upon the exercise of any Option unless and until the Corporation has determined that:

                   (i) it and the Optionee have taken all actions required to register the offer and sale of the Shares under the Securities Act, or to perfect an exemption from the registration requirements thereof;

                   (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and

                   (iii) any other applicable provision of state or Federal law has been satisfied.

               (b) Restrictions on Transfer; Representations of Optionee;
                   ------------------------------------------------------
Legends.
-------

               Regardless of whether the offering and sale of Shares under the Plan has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Corporation may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state or any other law. In the event that the sale of Shares under the Plan is not regis tered under the Securities Act but an exemption is available which requires an investment representation or other represen tation, each Optionee shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear the following restrictive legend and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY JURISDICTION. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO (I) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS EFFECTIVE UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAW, OR (II) ANY EXEMPTION FROM REGISTRATION UNDER SUCH ACT, OR APPLICABLE STATE SECURITIES LAW, RELATING TO THE DISPOSITION OF SECURITIES, INCLUDING RULE 144, PROVIDED AN OPINION OF COUNSEL IS FURNISHED TO THE COMPANY, IN FORM AND SUBSTANCE REASONABLE SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND/OR APPLICABLE STATE SECURITIES LAW IS AVAILABLE.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER COMPLIES WITH THE PROVISIONS OF THE STOCKHOLDERS AGREEMENT DATED AS OF [__________], 1997, A COPY OF WHICH IS ON FILE AT THE OFFICES OF THE COMPANY.

          Any good faith and reasonable determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on all persons.

               (c) Registration or Qualification of Securities.
                   -------------------------------------------

          Except as provided in the Stockholders Agreement, the Corporation may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law.

               (d)  Exchange of Certificates.
                    ------------------------

          If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing Shares sold under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

          11.  AMENDMENT OF THE PLAN.
               ---------------------

          The Board may from time to time, with respect to any Shares at the time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without the approval of the Corporation's stockholders, no such revision or amendment shall:

               (a) Except as provided in Section 9(a), increase the number of Shares which may be issued under the Plan;

               (b) Change the designation in Section 5 with respect to the classes of persons eligible to receive Options; or

               (c) Amend this Section 11 to defeat its purpose.

          12.  EXCHANGE ACT.
               ------------

          If the Common Stock is registered under the Exchange Act, the Plan shall be amended by the Administrator from time to time to the extent necessary or advisable, in the judgment of the Administrator after having consulted with Corporation's counsel, to enable Section 16 Participants to obtain the benefits of such exclusions or exemptions from the Sections 16 Requirements as may be established by the Commission from time to time by rule, regulation, administrative order or interpretation (whether such interpretation is made by the Commission or staff) with respect to (i) the receipt of Options, (ii) the exercise, modification, extension, cancellation, exchange, termination or expiration of Options, (iii) the purchase of Common Stock upon the exercise of Options, (iv) the sale of Common Stock received upon the exercise of Options, and (v) the administration of this Plan. Anything in the Plan to the contrary notwithstanding, such amendments may be made without approval of the Corporation's stockholders unless and to the extent that, in the judgment of the Administrator after consulting with the Corporation's counsel, stockholder approval of such an amendment is a prerequisite to effectuating a desired exclusion or exemption from the Section 16 Requirements.

          13.  APPLICATION OF FUNDS.
               --------------------

          The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of an Option will be used for general corporate purposes.

          14.  EXECUTION.
               ---------

          To record the adoption of the Plan by the Board as of _________, 1997, the Corporation has caused an authorized officer to affix the corporate name hereto.


                                  LESLIE'S POOLMART, INC.


                                  By: ______________________________
                                        Michael J. Fourticq,
                                        Chairman

                            LESLIE'S POOLMART, INC.

                      NONSTATUTORY STOCK OPTION AGREEMENT


          THIS AGREEMENT is entered into as of the 11th day of June, 1997, between LESLIE'S POOLMART, INC., a Delaware corporation (the "Company"), and [_______________] (the "Optionee").

                                R E C I T A L S
                                - - - - - - - -

          A. The Board of Directors of the Company (the "Board") has established the Company's 1997 Nonstatutory Stock Option Plan (the "Plan") in order to provide directors and key employees of the Company with an opportunity to acquire shares of the Company's common stock, par value $.001 per share ("Stock").

          B. The Board has determined that it would be in the best interests of the Company and its stockholders to grant the option described in this Agreement to the Optionee.

          NOW, THEREFORE, it is agreed as follows:

          1. DEFINITIONS AND INCORPORATION. Unless otherwise defined herein or
             -----------------------------
the context otherwise requires, the capitalized terms used in this Agreement shall have the meanings given to such terms in the Plan. The terms, conditions and limitations set forth in the Plan are hereby incorporated in and made a part of this Agreement as if fully set forth herein. The Optionee hereby acknowledges that he or she has received a copy of the Plan.

          2. GRANT OF OPTION.  Pursuant to the Plan, the Company hereby grants
             ---------------
to the Optionee as of the date hereof the option to purchase all or any part of an aggregate of [_______________________] ([________]) shares of Stock (the
"Option"), subject to adjustment in accordance with Section 9 of the Plan. The Option is not intended to qualify as an Incentive Stock Option under the Code. As of the date hereof this Option is fully vested, subject to certain purchase rights under the Stockholders Agreement.

          3. OPTION PRICE.  The price to be paid for Stock upon exercise of the
             ------------
Option or any part thereof shall be $5.00 per share (the "Exercise Price"), subject to adjustment in accordance with Section 9 of the Plan.

          4. RIGHT TO EXERCISE.  Subject to the conditions set forth in this
             -----------------
Agreement, this Option may be exercised at any time in whole or in part from time to time.

          5. SECURITIES LAW REQUIREMENTS.  No part of the Option shall be
             ---------------------------
exercised if any applicable registration requirement, or exemption therefrom, under the Securities Act of 1933 (the "Act") or any other applicable requirement of state securities law has not been met.

          6. STOCKHOLDERS AGREEMENT.  The Optionee hereby represents to the
             ----------------------
Company that he or she has entered into the Stockholders Agreement and is or will be subject to such agreement upon issuance of the shares subject to this Option and will comply therewith as to this Option and the shares of Stock subject to this Option.

          7. TERM OF OPTION.  The Option shall terminate in any event on the
             --------------
10th day of June, 2007, at 11:59 P.M. California time. The Option shall also terminate as provided in the Plan or elsewhere in this Agreement.

          8. EFFECT OF EXERCISE.  Upon exercise of all or any part of the
             ------------------
Option, the number of shares of Stock subject to the Option under this Agreement shall be reduced by the number of shares with respect to which such exercise is made.

          9. EXERCISE OF OPTION.  The Option may be exercised by delivering to
             ------------------
the Company (a) a written notice of exercise in substantially the form prescribed from time to time by the Administrator and (b) full payment of the Exercise Price for each share of Stock purchased under the Option. Such notice shall specify the number of shares of Stock with respect to which the Option is exercised and shall be signed by the person exercising the Option. If the Option is exercised by a person other than the Optionee, such notice shall be accompanied by proof, satisfactory to the Company, of such person's right to exercise the Option. The Purchase Price shall be payable (i) in U.S. dollars in cash (including by personal check), (ii) if the Company has completed an underwritten public offering of the Stock registered under the Securities Act, by delivery of shares of Stock registered in the name of the Optionee or Optionee's successor having a Fair

Market Value at the time of exercise equal to the amount of the Purchase Price,
(iii) any combination of the payment of cash and the delivery of Stock, or (iv) so long as at least fifty percent (50%) of the Purchase Price of the Stock being purchased is paid in cash or by personal check and/or shares of Stock as above, and if permitted by the terms of the Corporation's agreements and securities, the balance of the Purchase Price may be paid with a full recourse, secured promissory note executed by the Optionee or Optionee's successor as provided in the Plan.

         10. WITHHOLDING TAXES.  Unless the Corporation determines that no
             -----------------
withholding taxes need be withheld, the Optionee shall deliver payment, upon exercise of the Option, of any withholding taxes (in addition to the Purchase Price) with respect to the difference between the Purchase Price and the Fair Market Value of the Stock acquired upon exercise, which payment shall be made
(a) in cash (including by personal check), (b) if the Company has completed an underwritten public offering of the Stock registered under the Securities Act, by delivery of shares of Stock registered in the name of the Optionee, or Optionee's successor, or by the Company not issuing such number of shares of the Stock subject to the Option, having a Fair Market Value at the time of exercise in the amount to be withheld or (c) any combination of (a) and (b) above.

         11. ISSUANCE OF SHARES OF STOCK.  Subject to the foregoing conditions,
             ---------------------------
the Company, as promptly as reasonably practicable after receipt of a notice of exercise and without transfer or issue tax or other incidental expense to the person exercising the Option, shall deliver to such person at the principal office of the Company, or such other location as may be acceptable to the Company and such person, one or more certificates for the shares of Stock with respect to which the Option is exercised. Such shares shall be fully paid and nonassessable and shall be issued in the name of such person. However, at the request of the Optionee, such shares may be issued in the names of the Optionee and his or her spouse (a) as joint tenants with right of survivorship, (b) as community property, (c) as tenants in common without right of survivorship or
(d) as trustee of a revocable trust for the benefit of the Optionee and his or her spouse or family members.

         12. RIGHTS AS STOCKHOLDER.  Neither the Optionee nor any other person
             ---------------------
entitled to exercise the Option shall have any rights as a stockholder of the Company with respect to the Stock subject to the Option until a certificate for such shares has been issued to him or her following the exercise of the Option. Upon issuance of such certificate, the Optionee shall have all the rights, privileges and obligations of a Class [I/II] Stockholder as provided in the Stockholders Agreement.

         13. OPTIONEE'S REPRESENTATIONS AND WARRANTIES.
             -----------------------------------------

             (a) PURCHASE ENTIRELY FOR OWN ACCOUNT.  The Optionee represents and
                 ---------------------------------
warrants that the Option and any and all shares of Stock he or she may acquire pursuant to this Agreement are solely for his or her own account for investment and not with a view to, or for resale in connection with, any "distribution" (within the meaning of the Act) of any portion thereof and that he or she has no present intention of selling, offering to sell or otherwise disposing of or distributing the Option or the shares of Stock or any portion thereof in any transaction other than a transaction exempt from registration under the Act.
The Optionee also represents that the entire legal and beneficial interest of the Option and the shares of Stock that Optionee may acquire pursuant to this Agreement are being acquired for, and will be held for the account of, the Optionee only and neither in whole nor in part for any other person.

             (b) RESIDENCE. The Optionee represents and warrants that his or her
                 ---------
principal residence is located in the State of [_____________].

             (c) INFORMATION CONCERNING COMPANY.  The Optionee represents and
                 ------------------------------
warrants that he or she is a director or key employee of the Company and is aware of the Company's plans, operations and financial condition and that he or she has heretofore received all such information as he or she deems necessary and appropriate to enable him or her to evaluate the financial risk inherent in making an investment in the Option and the shares of Stock and the Optionee further represents and warrants that he or she has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

             (d) ECONOMIC RISK.  The Optionee represents and warrants that he or
                 -------------
she realizes that his or her acquisition of the shares of Stock will be a speculative investment and that he or she is able, without impairing his or her financial condition, to hold the shares of Stock for an indefinite period of time and to suffer a loss on his or her investment.

             (e) RESTRICTED SECURITIES.  The Optionee represents and warrants
                 ---------------------
that he or she understands that:

                 (i) the sale of the shares of Stock which the Optionee is purchasing has not been registered under the Act, and the shares of Stock must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available;

                 (ii) the Company will make a notation in its records of the aforementioned restrictions on transfer; and

                 (iii) certificates evidencing any shares of Stock acquired hereunder will reflect appropriate legends with respect to restrictions imposed on the transfer thereof under applicable securities laws, under the Stockholders Agreement and under this Agreement.

             (f) DISPOSITION UNDER RULE 144. The Optionee represents and
                 --------------------------
warrants that he or she understands that the shares of Stock constitute restricted securities within the meaning of Rule 144 promulgated under the Act; that the exemption from registration under Rule 144 will not be available in any event for at least one (1) year from the date of purchase of and payment for the shares of Stock (and payment by a note is not deemed payment unless it is otherwise secured), and even then will not be available unless (a) a public trading market then exists for the shares of Stock, (b) adequate information concerning the Company is then available to the public, and (c) other terms and conditions of Rule 144 are complied with; and that any sale of the shares of Stock may be made by him or her only in limited amounts in accordance with such terms and conditions.

         14. NO RIGHTS AS TO SERVICE.  Nothing in this Agreement shall be
             -----------------------
construed to give any person the right to remain in the employ or service of the Company or any Subsidiary or to affect the absolute and unqualified right of the Company and any Subsidiaries to terminate such person's employment or service relationship at any time for any reason or no reason and with or without cause or prior notice.

         15. NOTICES.  Any notice to the Company contemplated by this
             -------
Agreement shall be in writing and shall be addressed to it in care of its President, 20630 Plummer Street, Chatsworth, California 91311, or such other address as the Company may specify in a notice to the Optionee; and any notice to the Optionee shall be in writing and shall be addressed to him or her at the address on file with the Company on the date hereof or at such other address as he or she may hereafter designate in writing. Notice shall be deemed to have been given upon receipt or, if sooner, five (5) days after such notice has been deposited, postage prepaid, certified or registered mail, return receipt requested, in the United States mail addressed to the address specified in the immediately preceding sentence.

         16. CHOICE OF LAW.  This Agreement shall be governed by and construed
             -------------
in accordance with the internal substantive laws (not the law of choice of laws) of the State of Delaware.

                           [Signature page follows.]

    IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, in the case of the Company by its duly authorized officer, as of the day and year first above written.

                         LESLIE'S POOLMART, INC.



                         BY_____________________________
                               An Authorized Officer


                         OPTIONEE



                         ________________________________


                         ________________________________
                         (Please print name)


                         ________________________________
                         Optionee's Spouse /*/

                         ________________________________
                         (Please print spouse's name)









---------------------
/*/  Include Signature and name of Optionee's spouse, if Optionee is married.